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                                                                   EXHIBIT 10.16

                                                                  EXECUTION COPY


                               AMENDMENT NO. 3 TO

                                CREDIT AGREEMENT

     THIS AMENDMENT NO. 3, dated as of November 1, 2001 (this "AMENDMENT") is entered into between The Santa Anita Companies, Inc., a Delaware corporation (the "BORROWER"), and Wells Fargo Bank, National Association (the "BANK"), and amends the Term Loan Credit Agreement dated as of November 15, 1999, as amended by Amendment No. 1 thereto dated as of January 24, 2000 and Amendment No. 2 thereto dated as of March 1, 2000 (as further amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), between the Borrower and the Bank. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

     WHEREAS, the Borrower has requested that the Bank agree to amend certain provisions of the Credit Agreement to, among other things, create a revolving credit facility for the Borrower, and the Bank is willing to make such amendments on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of "Tangible Net Worth" set forth therein to read as follows:

     "'Tangible Net Worth' means, at any date of determination, the consolidated stockholders' equity of the Borrower and its Subsidiaries, as determined in accordance with GAAP, as of such date PLUS the outstanding principal amount of the Borrower's Subordinated Debt at such date MINUS (i) the aggregate book value of the Intangible Assets of the Borrower and its Subsidiaries as of such date and (ii) the aggregate amount of all amounts owing to the Borrower from its Affiliates, including, without limitation, any Indebtedness or accounts receivable owing from such Affiliates (but excluding receivables arising in the ordinary course of business that are not more than 90 days past due).".

     SECTION 2. AMENDMENT TO SECTION 6.3 OF THE CREDIT AGREEMENT. Section 6.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "SECTION 6.3. RESTRICTED PAYMENTS.

          Pay or make, or agree to declare, pay or make, any Restricted Payment, except (a) dividends, distributions or payments by any Subsidiary to the Borrower, (b) the payment to Parent by Borrower and its Subsidiaries of a management fee in an aggregate amount not to exceed 2.5% of the gross revenues of Borrower and its Subsidiaries on a consolidated basis for such year and (c) payments by the Borrower of principal of

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     Indebtedness owing to Parent, PROVIDED that, in the case of clause (c), (i)
     no Event of Default then exists and (ii) immediately after making any such payment, and after giving effect thereto, the Borrower shall be in compliance, on a PRO FORMA basis, with Section 6.18; PROVIDED, FURTHER, HOWEVER, that at no time shall the outstanding aggregate principal amount of the Borrower's Subordinated Debt be less than $30,000,000.".

     SECTION 3. AMENDMENT TO SECTION 6.18 OF THE CREDIT AGREEMENT. Section 6.18 of the Credit Agreement is hereby amended by deleting therefrom the dollar amount "$60,000,000" and substituting therefor the dollar amount "$80,000,000."

     SECTION 4. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower represents and warrants to the Bank that (a) as of the date hereof no Event of Default or Default has occurred and is continuing and (b) except for representations and warranties which expressly speak as of a different, specific date, all of the representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document to which the Borrower is a party continue to be true and correct in all material respects as of the date of execution hereof as though made on such date.

     SECTION 5. CONSENT OF LATC AS GUARANTOR. The Los Angeles Turf Club, Incorporated, a California corporation ("LATC"), hereby acknowledges and consents to this Amendment, and affirms and acknowledges that the guaranty made by LATC in favor of the Bank with respect to the obligations of the Borrower under the Credit Agreement constitutes a continuing guaranty and remains in full force and effect with respect to all of the Loans at any time outstanding and LATC remains obligated thereunder without defense, offset or counterclaim of any kind whatsoever, as if such guaranty were executed and delivered to the Bank on the date hereof.

     SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of November 1, 2001 on the date when the following conditions precedent have been satisfied (such date, the "EFFECTIVE DATE"):

     (a) The Bank shall have received an executed counterpart of this Amendment from each of the Borrower and LATC;

     (b) No Event of Default or Default shall have occurred and be continuing on the Effective Date;

     (c) All of the conditions to the effectiveness of that certain Revolving Credit Agreement, dated as of the date hereof (the "LATC CREDIT AGREEMENT"), by and between LATC and the Bank set forth in Section 4.1 of the LATC Credit Agreement shall have been satisfied; and

     (d) The reasonable costs and expenses of the Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents delivered pursuant hereto shall have been paid.

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     SECTION 7.  REFERENCE TO AND EFFECT ON LOAN DOCUMENTS; RETURN OF TERM LOAN
NOTE.

     (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Bank or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

     (c) Nothing herein shall be deemed to entitle the Borrower to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

     (d) This Amendment shall be a Loan Document for all purposes.

     SECTION 8. BENEFITS OF AMENDMENT. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent contemplated by the Credit Agreement.

     SECTION 9. INTERPRETATION. The Article and Section headings used in this Amendment are for convenience of reference only and shall not affect the construction hereof.

     SECTION 10. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Faxed signatures of this Amendment shall be binding for all purposes.

     SECTION 11. SEVERABILITY. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.

     SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN CALIFORNIA.

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     SECTION 13. EXPENSES. The Borrower agrees to pay the reasonable out-of-pocket expenses of the Bank, including but not limited to the reasonable fees, charges and disbursements of Gibson, Dunn & Crutcher LLP, special counsel for the Bank, incurred in connection with the preparation, negotiation, execution and delivery of the Credit Agreement and this Amendment and any subsequent waiver, amendment or modification of the Credit Agreement or any other Loan Document and the security arrangements in connection herewith or therewith.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.


                             BORROWER:

                             THE SANTA ANITA COMPANIES, INC.



                             By:
                                ------------------------------------------------
                                Name:
                                Title:



                             By:
                                ------------------------------------------------
                                Name:
                                Title:



                             BANK:

                             WELLS FARGO BANK, NATIONAL ASSOCIATION,



                             By:
                                ------------------------------------------------
                                Name:
                                Title:



                             IN AGREEMENT TO BE BOUND BY SECTION 5 ABOVE ONLY:

                             LATC:

                             LOS ANGELES TURF CLUB, INCORPORATED,
                              as a guarantor



                             By:
                                ------------------------------------------------
                                Name:
                                Title:

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